UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2004


                         FRIENDLY ICE CREAM CORPORATION
             (Exact name of registrant as specified in its charter)

      Massachusetts                  0-3930                      04-2053130
                                                              (I.R.S. Employer
(State of Incorporation)     (Commission File Number)        Identification No.)

                                1855 Boston Road
                         Wilbraham, Massachusetts 01095

    (Address, including zip code of registrant's principal executive offices)

       Registrant's telephone number, including area code: (413) 543-2400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 24, 2004, Friendly Ice Cream Corporation issued a press release announcing that it intends to raise $175 million of gross proceeds through a private placement of senior notes. A copy of the press release is attached as
Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

99.1     February 24, 2004 Press Release by Friendly Ice Cream Corporation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             FRIENDLY ICE CREAM CORPORATION


                             By:   /s/ PAUL V. HOAGLAND
                                -----------------------
                                  Name:  Paul V. Hoagland
                                  Title:  Executive Vice President of
                                  Administration and Chief Financial Officer

Date:    February 24, 2004


                                  Exhibit Index

99.1       February 24, 2004 Press Release by Friendly Ice Cream Corporation